SCUDDER
                                                                     INVESTMENTS

Scudder Strategic Income
Fund

Share Classes A, B and C

Supplement to Prospectus Dated
January 30, 2002

--------------------------------------------------------------------------------

The following information replaces the current disclosure for the Scudder Strategic Income Fund in the "Portfolio Management" section of the Prospectus:

The following people handle the day-to-day management of the fund:

  Jan Faller
  Managing Director of Deutsche Asset
  Management and Lead Manager of the Fund.
    o Joined Deutsche Asset Management in 1999 and the Fund in 2000.
    o Over 12 years of investment industry experience.
    o PanAngora Asset Management, Bond and
      Currency Investment Manager from 1995-1999.
    o MBA, Amos Tuck School, Dartmouth College.

  Greg Boal
  Managing Director of Deutsche Asset
  Management and Portfolio Manager of the
  Fund.
    o Joined Deutsche Asset Management in 2000 and the Fund in 2002.
    o Over 17 years of investment industry experience.
    o Previously served as Senior vice president and director of the Fixed Income Division of Chicago-based ABN AMRO Asset Management USA, Manager of the corporate bond department at ABN AMRO from 1997 to 2000.
    o MS, Finance, University of Wyoming.

  Andrew Cestone
  Director of Deutsche Asset Management and
  Portfolio Manager of the Fund.
    o Joined Deutsche Asset Management in 1998 and the Fund in 2002.
    o Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.
    o Prior to that, credit officer, asset based lending group, Fleet Bank, from 1995 to 1997.



April 16, 2002